SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 10, 2005

NANO CHEMICAL SYSTEMS HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA		000-49998
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

P.O Box 10591

Portland, Oregon 97296

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(503) 236-7171

(ISSUER TELEPHONE NUMBER)

Heritage Scholastic Corporation

136 Acacia

Solana Beach, California 92075

(FORMER NAME AND ADDRESS)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	Previous Independent Auditors:

(i)       On May 10, 2005, Webb & Company, PA (“Webb”) was dismissed as independent auditor for the Company. On May 10, 2005, the Company engaged Madsen & Associates CPA’s, Inc. (“Madsen”) as its principal independent accountant. This decision to engage Madsen was ratified by the majority approval of the Board of Directors of the Company.

(ii)        Management of Nano has not had any disagreements with Webb related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the period from February 14, 2005 through Webb's termination on May 10, 2005, there has been no disagreement between the Company and Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Webb would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii)     In connection with its review of financial statements for the quarter ending December 31, 2004, there have been no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Webb would have caused them to make reference thereto in their report on the financial statements.

(iv)     During the most recent audit period and the interim period subsequent to May 10, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(v)      The Company requested that Webb furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:

(i)        The Company engaged, Madsen & Associates CPA’s, Inc., Murray, Utah, as its new independent auditors as of May 10, 2005. Prior to such date, the Company, did not consult with Madsen & Associates CPA’s, Inc. regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered Madsen & Associates CPA’s, Inc. or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial statements of business acquired:

None

(b) Exhibits
NUMBER	EXHIBIT
23.1	Letter from Webb & Company, PA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO CHEMICAL SYSTEMS HOLDINGS, INC.

By: /s/ Marc Mathys
MARC MATHYS
President, CEO
Dated: May 13, 2005